Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture               Distribution Date:                5/16/2005
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(i)   Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes

            Class A Note Interest Requirement                      1,323,420.14
            Class B Note Interest Requirement                        118,894.22
            Class C Note Interest Requirement                        177,779.05
                     Total                                         1,620,093.41

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Note Interest Requirement                           2.64684
            Class B Note Interest Requirement                           2.85351
            Class C Note Interest Requirement                           3.31851

(iii) Aggregate Outstanding Principal Balance of the Notes

            Class A Note Principal Balance                          500,000,000
            Class B Note Principal Balance                           41,666,000
            Class C Note Principal Balance                           53,572,000

(iv) Amount on deposit in Owner Trust Spread Account               5,952,380.00

(v)    Required Owner Trust Spread Account Amount                  5,952,380.00



                                             By:
                                                             -------------------

                                             Name:           Patricia M. Garvey
                                             Title:          Vice President


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